SUN CAPITAL ADVISERS TRUST

SC Lord Abbett Growth & Income Fund

Supplement dated November 16, 2010

To the Initial Class and Service Class Prospectuses, each dated May 1, 2010

This supplement provides information relating to replacing the portfolio managers for the SC Lord Abbett Growth & Income Fund (the “Fund”).  Effective immediately, the section in the Initial Class and Service Class Prospectuses captioned “Fund Summaries – Equity Funds – SC Lord Abbett Growth & Income Fund – Portfolio Management” on page 42 of both the Initial Class and Service Class Prospectuses is hereby deleted and replaced in its entirety with the following:

Portfolio Manager:
	Title with the Subadviser	Manager Since
Robert P. Fetch, CFA	Partner & Director of Domestic Equity Portfolio Management	2010

The following replaces the portfolio manager information in its entirety for the Fund under “About the Portfolio Managers” on page 103 in the Initial Class Prospectus and page 104 in the Service Class Prospectus:

		Manager
Fund	Fund Manager(s)	since	Positions during past five years

SC Lord Abbett Growth & Income Fund	Robert P. Fetch, CFA	2010	Partner & Director of Domestic Equity Portfolio Management of Lord Abbett. Joined Lord Abbett in 1995.